UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2022

ALPHA HEALTHCARE ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1177 Avenue of the Americas, 5th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(646) 494-3296

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of a redeemable Warrant to acquire one share of Class A common stock	ALPAU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ALPA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ALPAW	The NASDAQ Stock Market LLC

☒  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

Since January 2021, Marcum LLP (“Marcum”), has been the independent accounting firm of Alpha Healthcare Acquisition Corp. III (the “Company”). On October 4, 2022, the Board of Directors of the Company approved the dismissal of Marcum as the Company’s independent registered public accounting firm.

During the fiscal years ended December 31, 2021, and any subsequent interim period through the date of this report, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there are no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has provided Marcum with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”).

(b) Engagement of Independent Registered Public Accounting Firm

On October 4, 2022, the Company engaged Adeptus Partners, LLC (“Adeptus”) as the Company’s independent accountant to audit the Company’s consolidated financial statements and to perform reviews of interim financial statements.

During the fiscal year ended December 31, 2021, and then through October 4, 2022, neither the Company nor a anyone acting on its behalf consulted with Adeptus regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by Adeptus on the Company’s consolidated financial statements; or (ii) any matter that was either subject of a disagreement with Marcum or a reportable event with respect to Marcum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2022

ALPHA HEALTHCARE ACQUISITION CORP. III

By:	/s/ Patrick A. Sturgeon
Name:	Patrick A. Sturgeon
Title:	Chief Financial Officer